EXHIBIT 10.15

                                      STOCK
                                PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT ("Agreement") is made and entered into as of the 2nd day of May, 2002, by and among Armitec, Inc., a Delaware corporation (the "Pledgor" or "Armitec") and Jack Young, an individual resident of the state of Pennsylvania (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, Jack Young Associates, Inc. ("Jack Young Associates"), a wholly owned subsidiary of Armitec, the Secured Party, the sole shareholder of Pocono Knits, Inc., and Pocono Knits, Inc. ("Pocono") have entered into that certain Asset Purchase Agreement, dated as of March 15, 2002 (the "Asset Purchase Agreement"), whereby Jack Young Associates is purchasing all of the assets of Pocono in exchange for the assumption of all of the Assumed Obligations as such term is defined in the Asset Purchase Agreement;

     WHEREAS, in order to induce Pocono and the Secured Party to enter into the Asset Purchase Agreement, the Pledgor has agreed to pledge all of the issued and outstanding shares of Jack Young Associates to the Secured Party to secure the performance by Jack Young Associates of its obligations in connection with the Obligations (as such term is defined herein) (the "Pledged Shares"); and

     WHEREAS, the parties have entered into an Escrow Agreement of even date herewith directing the transfer or return of the Pledged Shares.

     NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid and in consideration of the promises and mutual benefits to be derived, and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used but undefined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement, if any.

     2. Pledge. The Pledgor hereby pledges, assigns, hypothicates, transfers and sets over to the Secured Party, and grants to the Secured Party a continuing first priority security interest in and to the Pledged Shares and the certificates representing the Pledged Shares and as provided in section 7 below (the "Pledged Collateral"). True and correct copies of such share certificates representing the Pledged Shares are attached hereto as Exhibit "A" and are incorporated herein by reference.

     3. Security for Obligations. The Secured Party's security interest in the Pledged Collateral secures the performance of all obligations of the Pledgor in connection with the Obligations set forth on Exhibit "B", including payment of all amounts now due or coming due at any time hereafter in connection with the Obligations, specifically including, but not limited to, principal, interest, fees (including reasonable attorney fees), expenses or otherwise, and any and all extensions or renewals of the foregoing in whole or in part (all such obligations hereinafter the "Obligations").

     4. Security Interest Absolute. The security interest granted hereby and all rights of the Secured Party under this Agreement, and all obligations of the Pledgor under this Agreement, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Obligations or any other agreement or instrument relating to the Obligations; or

          (b) any exchange, release or non-perfection of any other collateral for all or any of the Obligations, or any release or amendment or waiver of or consent to departure from the terms on any guaranty for all or any of the Obligations.

     5. Delivery of Pledged Collateral; Further Assurances. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by an escrow agent mutually acceptable to the parties (the "Escrow Agent") for or on behalf of the Secured Party and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     6.   Representations and Warranties.

          (a)  By the Pledgor. The Pledgor represents and warrants as follows:

               (i) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance created by the Pledgor, except for the security interest created by this Agreement.

               (ii) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

               (iii)No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as maybe required in connection with such disposition by laws affecting the offering and sale of securities generally).

               (iv) The Pledged Shares constitute one hundred percent (100%) percent of the issued and outstanding shares of all classes of capital stock of Jack Young Associates.

          (b)  By All Parties.  Each party  represents and warrants to the other
(i) that it has the power and authority to enter into this Agreement and to carry out its terms and conditions and (ii) that the carrying out of the terms and conditions of this Agreement is not restricted by or in violation either of any applicable law to which it is subject or of any agreement, commitment, order, ruling or proceeding to which it is a party or to which it or any of its assets are subject.

     7.   Voting Rights; Dividends, Etc.

          (a) General. So long as no Event of Default (as defined below) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

               (i) Voting Rights. The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Secured Party's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

               (ii) Dividends. Any and all cash paid, payable or otherwise as dividends or distributed in partial or complete redemption of, or in exchange for, any Pledged Collateral shall be, and shall be forthwith delivered to the Escrow Agent to hold as, Pledged Collateral (but if cash, shall instead be applied first by the Secured Party against the Obligations in such order as the Secured Party may elect) and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Escrow Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (iii)Other. The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purposes of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (i) above and to receive payments which it is authorized to receive and retain pursuant to subsection (ii) above.

               (iv) Sale of Assets. Except in the ordinary course of business, the Pledgor agrees not to sell any of the equipment or fixtures of the company.

          (b) Upon Default. Upon the occurrence of an Event of Default (as defined below), which is not cured within ten (10) days of receipt by Pledgor of a written notice of default, the Escrow Agent shall deliver the Pledged Shares to the Secured Party.

     8.   No Transfers or Liens: Additional Shares.

          (a) No Transfers or Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

          (b) Additional Shares. The Pledgor agrees that it will deliver to Secured Party any stock or other securities issued to Pledgor in addition to or in substitution for the Pledged Shares issued by Jack Young Associates to the Escrow Agent upon receipt thereof by Pledgor.

     9. Events of Default. The failure of Pledgor to pay any of the Obligations, as and when the same shall become due and payable and after taking into account any cure periods shall constitute an Event of Default under this Agreement.

     10. Return of Pledged Collateral. Upon (i) the satisfaction in full of the Obligations, or (ii) the receipt by the Secured Party of a release of liability from all of the Named Obligees, the Escrow Agent shall return the Pledged Collateral to the Pledgor.

     11. Continuing Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its permitted, if any, successors, transferees and assigns.

     12. Termination. Upon the final payment of all Obligations or the release of liability from all of the Named Obligees of Secured Party, this Agreement shall terminate and the Escrow Agent shall transfer and deliver the Pledged Collateral and the accompanying stock transfer powers to the Pledgor or to whosoever shall be lawfully entitled to the same, marked "Terminated-Underlying Obligations Satisfied" and dated and signed by the Secured Party.

     13.  Miscellaneous.

          (a) Survival. All representations, warranties, covenants and agreements herein contained shall survive the execution and delivery of this Agreement and the pledge of the Pledged Shares, the remedies of a party for breaches of representations, warranties, covenants or agreements shall not be affected by any investigation by, or knowledge of, the non breaching party prior to the date of this Agreement, and each party agrees to indemnify, defend and hold the other harmless for all losses, costs and expenses (including reasonable attorneys' fees) arising out of its breach of any representation, warranty, covenant or agreement made by it in this Agreement.

          (b) Further Assurances. Each party agrees to do such further acts, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as another party may at any time request in connection with the administration and enforcement of this Agreement or relating to the Pledged Collateral or any part of it, or in order better to assure and confirm to the requesting party its rights, powers and remedies under this Agreement.

          (c) Notices. All notices, communications and deliveries under this Agreement (i) shall be made in writing signed by the party making the same to the address and with copies as specified below, (ii) shall be deemed to be given if delivered in person on the date delivered, if sent by telecopier on the date of telephonic confirmation of receipt, or if mailed by overnight delivery service (with postage and other fees prepaid), on the date mailed, and (iii) shall be deemed received if delivered in person on the date of personal delivery, if telecopied on the date of telephonic confirmation of receipt or if so mailed, on the first (1st) business day after so mailed. Such notice shall not be effective unless copies are provided contemporaneously as specified below, but neither the manner nor the time of giving notice to those to whom copies are to be given (which need not be the same as the addressee) shall control the date notice is given or received. The addresses and requirements for copies are as follows:

Pledgor:                   Jack Young Associates, Inc.
-------
                           4479 Atlanta Road
                           Atlanta, GA 30080
                           Attn: Bruce R. Davis

With a copy to:            Robert E. Altenbach, Esq.
--------------
                           Greenberg Traurig, LLP
                           3290 Northside Parkway, N.W.
                           Suite 400
                           Atlanta, GA 30327

Secured Party:             Mr. Jack Young
-------------
                           100 E. Diamond Avenue
                           Hazelton, PA 18201

With a copy to:            Robert J. Gillespie, Jr.
--------------
                           15 Public Square
                           Suite 200
                           Wilkes-Barre, PA 18701

     Such notice shall be given at such other address or to such other representative as a party to this Agreement may furnish pursuant to this subsection (c) to the other parties to this Agreement. If notice is given pursuant to this subsection (c) of a permitted successor or assign of a party to this Agreement, then notice shall thereafter be given as set forth above also to such successor or assign of such party to this Agreement.

          (d) Time of the Essence; Computation of Time. Time is of the essence of each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or any public or legal holiday, whether state of Pennsylvania or federal, the party having such privilege or duty shall have until 5:00 p.m. on the next succeeding regular business day to exercise such privilege or to discharge such duty.

          (e)  Assignment; Successors in Interest.

               (i) Assigning. Except with the prior written consent of the other party or for an assignment upon the death of a party to his legal representatives, heirs, devisees or legatees, who take subject to the liabilities and obligations of such party hereunder, no assignment or transfer by a party of its rights and obligations under this Agreement may be made.

               (ii) Binding Nature. This Agreement is binding upon the parties to this Agreement and their respective successors and assigns, inures to the benefit of the parties to this Agreement and their respective permitted successors and assignees (and to or for the benefit of no other person or entity, whether an employee or otherwise, whatsoever); and upon an assignment any reference to a party to this Agreement shall also be a reference to a successor or assign.

          (f) Number; Gender; Captions; Certain Definitions. Whenever the context so requires, the singular number includes the plural, the plural includes the singular, and the gender of any pronoun includes the other genders. Titles and captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement. The parties agree: (i) to all definitions in the statement of parties to this Agreement and in the "Background Statement" and other introductory language to this Agreement; (ii) that "this Agreement" includes any amendments or other modifications and supplements, and all exhibits, schedules and other attachments, to it; (iii) that "person" shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, estate, trust, unincorporated organization, association, corporation, institution, or other entity or governmental authority; (iv) that "applicable law" means all provisions of any constitution, statute, law, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted, promulgated or issued by any governmental authority or arbitrator or arbitration panel; (v) that "governmental authority" means any legislative, executive, judicial, quasi judicial or other public authority, agency, department, bureau, division, unit, court or other public body or person; and (vi) that "including" and other words or phrases of inclusion, if any, shall not be construed as terms of limitation, so that references to "included" matters shall be regarded as non-exclusive, non characterizing illustrations.

          (g) Severability. Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential to accomplishing its purposes shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

          (h) Remedies Cumulative. The remedies of a party to this Agreement provided in this Agreement are cumulative and shall not exclude any other remedies to which any party to this Agreement may be lawfully entitled, under this Agreement or applicable law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by the other party to this Agreement being hereby waived).

          (i) Integration: Amendment: Waiver. This Agreement (i) constitutes the entire agreement of the parties to this Agreement with respect to its subject matter, (ii) supersedes all prior agreements, if any, of the parties with respect to its subject matter, and (iii) may not be amended except in writing signed by the party against whom the change is being asserted. The failure of any party at any time or times to require the performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

          (j) Controlling Law. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Pennsylvania. Pledgor hereby agrees to submit itself to either the jurisdiction of the Courts of the State of Pennsylvania, at Secured Party's sole discretion, in any action founded on this Agreement and venue shall be proper in the County of Luzerne for any such action.

          (k) Copies. This Agreement may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.

     DULY EXECUTED and delivered by the Pledgor, under seal, effective as set forth above.

                         PLEDGOR:

                         Armitec, Inc.

                         By: /s/ Bruce R. Davis
                            ----------------------------
                         Name: Bruce R. Davis
                              --------------------------
                         Title: President
                               -------------------------
                                       (Seal)




                         SECURED PARTY:

                         By: /s/ Jack Young
                            ----------------------------
                             Jack Young